                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K




                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




                        Date of Report: March 14, 1994
               Date of earliest event reported: March 14, 1994



                       CARTER HAWLEY HALE STORES, INC.
           (Exact name of registrant as specified in its charter)


           DELAWARE                    1-8765                94-0457907
(State or other jurisdiction of     (Commission           (I.R.S. employer
incorporation or organization)      file number)         identification no.)


                           3880 NORTH MISSION ROAD
                        LOS ANGELES, CALIFORNIA 90031
         (Address of principal executive offices, including zip code)


                                 213-227-2000
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        Carter Hawley Hale Stores, Inc. today reported results for its fiscal year and fourth quarter ended January 29, 1994.

        For fiscal year 1993, the 52 weeks ended January 29, 1994, Carter Hawley Hale reported earnings of $33.9 million before interest, taxes and non-recurring costs. Non-recurring charges were $45.0 million. This compares to EBIT of $70.9 million in fiscal 1992. For the year, the Company reported a net loss of $95.9 million, or $2.30 per share, compared to net earnings in the prior year of $1.2 billion. The results for 1992 included non-recurring and non-cash benefits of reorganization income totalling $884.1 million, an extraordinary gain of $304.4 million on the discharge of debt, and $18.8 million from the cumulative effect of a change in accounting for income taxes.

        Net sales for the year were $2.09 billion, compared to $2.14 billion in the prior year.

        For the fourth quarter, the Company reported EBIT of $30.0 million before non-recurring costs of $20.0 million, versus EBIT of $66.9 million in the fourth quarter of the prior year. For the quarter, the Company reported a net loss of $18.0 million, or $.38 per share, compared to net earnings of $27.8 million, or $.79 per share, in the fourth quarter of 1992.

        Sales for the fourth quarter of fiscal 1993 were $705.6 million, compared with $732.5 million in the prior year.

                        CARTER HAWLEY HALE STORES, INC.

                       CONSOLIDATED STATEMENT OF EARNINGS
                                  (UNAUDITED)

                                                 THIRTEEN WEEKS ENDED            FIFTY-TWO WEEKS ENDED
                                              ---------------------------     ---------------------------
                                              JANUARY 29,     JANUARY 30,     JANUARY 29,     JANUARY 30,
                                                 1994            1993            1994            1993
                                              -----------     -----------     -----------     -----------
                                                                    (IN THOUSANDS)
Sales.......................................    $705,578       $732,526       $2,092,681      $2,137,847
Finance charge revenue......................      21,450         20,734           81,438          82,642
Cost of goods sold, including occupancy and
  buying costs..............................     539,244        522,395        1,589,077       1,587,979
Selling, general and administrative
  expenses..................................     157,827        163,947          551,098         561,610
                                                --------       --------       ----------      ----------
Earnings from operations before
  non-recurring costs, interest expense, and
  reorganization income.....................      29,957         66,918           33,944          70,900
Charge for non-recurring costs..............      20,000                          45,000
                                                --------       --------       ----------      ----------
Earnings (loss) from operations before
  interest expense and reorganization
  income....................................       9,957         66,918          (11,056)         70,900
Interest expense, net.......................      21,063         22,496           84,864          89,808
                                                --------       --------       ----------      ----------
Earnings (loss) from operations before
  reorganization income.....................     (11,106)        44,422          (95,920)        (18,908)
Reorganization income.......................                                                     884,131
                                                --------       --------       ----------      ----------
Pretax earnings (loss)......................     (11,106)        44,422          (95,920)        865,223
Income tax expense..........................      (6,900)       (16,600)               0          (9,800)
                                                --------       --------       ----------      ----------
Earnings (loss) before extraordinary items
  and cumulative effect of change in
  accounting................................     (18,006)        27,822          (95,920)        855,423
Extraordinary gain on debt discharge........                                                     304,388
Cumulative effect of change in accounting
  for income taxes..........................                                                      18,832
                                                --------       --------       ----------      ----------
Net earnings (loss).........................    $(18,006)      $ 27,822       $  (95,920)     $1,178,643
                                                --------       --------       ----------      ----------
                                                --------       --------       ----------      ----------
Earnings (loss) per common share............    $  (0.38)      $   0.79       $    (2.30)     $    *
                                                --------       --------       ----------      ----------
                                                --------       --------       ----------      ----------
Weighted average number of common shares
  outstanding during the period.............      46,791         35,118           41,671           *
                                                --------       --------       ----------      ----------
                                                --------       --------       ----------      ----------

- ---------------

* Per share data omitted as amount does not reflect the current capital structure.

                                        A

                        CARTER HAWLEY HALE STORES, INC.

                           CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                     ASSETS

                                                                       JANUARY 29,     JANUARY 30,
                                                                          1994            1993
                                                                       -----------     -----------
                                                                            (IN THOUSANDS)
Current assets
  Cash...............................................................    $   18,192     $   18,617
  Accounts receivable, net...........................................       627,374        579,794
  Merchandise inventories............................................       427,631        467,709
  Other current assets...............................................         9,799         12,913
                                                                         ----------     ----------
                                                                          1,082,996      1,079,033
Property and equipment, net..........................................       810,608        788,129
Other assets.........................................................        40,543         45,740
                                                                         ----------     ----------
                                                                         $1,934,147     $1,912,902
                                                                         ----------     ----------
                                                                         ----------     ----------
                               LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Notes payable......................................................    $              $   52,315
  Current installments...............................................         3,459          7,070
  Accounts payable...................................................       151,687        172,159
  Accrued expenses...................................................       186,837        142,973
  Current income taxes...............................................         1,203          3,038
                                                                         ----------     ----------
                                                                            343,186        377,555
Receivables based financing..........................................       332,182        467,577
Other long-term debt.................................................       517,287        515,658
Convertible subordinated notes.......................................       143,750
Capital lease obligations............................................        44,667         47,558
Other liabilities....................................................       124,508        117,343
Deferred income taxes................................................        14,850         12,450
Shareholders' Equity
  Preferred stock, $.01 par value....................................            11             11
  Common Stock, $.01 par value.......................................           467            352
  Other paid-in capital..............................................       500,784        351,678
  Accumulated earnings (deficit).....................................       (87,545)        22,720
                                                                         ----------     ----------
                                                                            413,717        374,761
                                                                         ----------     ----------
                                                                         $1,934,147     $1,912,902
                                                                         ----------     ----------
                                                                         ----------     ----------

                                        B

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Carter Hawley Hale Stores, Inc.

                                            /s/  Marc E. Bercoon
                                    ---------------------------------------
                                    Marc E. Bercoon, Senior Vice President,
                                    General Counsel and Corporate Secretary


March 14, 1994